Exhibit 10.3

EXECUTION COPY

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 28, 2007 by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Borrower”), PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”), PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”; Borrower, Holdings and Panther Sub are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”), ANTARES CAPITAL CORPORATION, a Delaware corporation, as agent (together with its successors and assigns in such capacity, the “Agent”) for the several financial institutions from time to time party to the Credit Agreement (collectively, the “Lenders” and individually each a “Lender”), and for itself as a Lender, and such Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 11, 2006 (as the same has been amended pursuant to that certain Consent, Waiver and First Amendment to Credit Agreement dated as of July 21, 2006, and as the same hereafter may be further amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Agent and the Lenders agree to amend the Credit Agreement as set forth herein; and

WHEREAS, Agent and the Lenders are willing to make such amendment, subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendment. Subject to the conditions set forth below, and in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Amendment, Exhibit 4.2(b) to the Credit Agreement is hereby amended in its entirety and as so amended shall read as set forth on Exhibit A hereto.

3. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent or concurrent:

(a) the execution and delivery of this Amendment by each of the Loan Parties, Agent and Lenders; and

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(b) the execution and delivery of all necessary consents and a corresponding amendment to the Subordinated Loan Agreement, each in form and substance reasonably satisfactory to Agent.

6. Representations and Warranties. Each Loan Party, jointly and severally, hereby represents and warrants to Agent and each Lender as follows:

(a) Such Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Such Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing;

(c) the execution, delivery and performance by such Loan Party of this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action;

(d) this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; and

(e) after giving effect to this Amendment, no Default or Event of Default exists.

7. No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as set forth herein, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

8. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement, including, without limitation, any Loan Document, shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

9. Counterparts. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and each other Loan Party and their successors and assigns and the Agent and the Lenders and their successors and assigns.

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11. Further Assurances. Each Loan Party hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

13. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

14. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

– Remainder of Page Intentionally Blank; Signature Page Follows –

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWER: PANTHER II TRANSPORTATION, INC., an Ohio corporation	HOLDINGS: PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	By:
Name:	Name:
Title:	Title:

PANTHER SUB:

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.

By:
Name:
Title:

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

ORIX FINANCE CORP., as a Lender

By:
Name:
Title:

WB LOAN FUNDING 3, LLC, as a Lender

By:
Name:
Title:

BABSON CLO LTD. 2006-I, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:
Name:
Title:

BABSON CLO LTD. 2005-I, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:
Name:
Title:

BABSON CLO LTD. 2005-II, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:
Name:
Title:

NAVIGATOR CDO 2003, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:
Name:
Title:

NAVIGATOR CDO 2005, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:
Name:
Title:

OFSI FUND II, LLC, as a Lender

By:	Orchard First Source Asset Management, LLC its attorney in fact

By:	Orchard First Source Capital, Inc. its attorney in fact

Bv:
Name:
Title:

OFSI FUND III, LLC, as a Lender

By:	Orchard First Source Asset Management, LLC its attorney in fact

By:	Orchard First Source Capital, Inc. its attorney in fact

By:
Name:
Title:

EXHIBIT A to Second Amendment

to Amended and Restated Credit Agreement

FORM OF COMPLIANCE CERTIFICATE

See attached.